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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT


      Date of Report (Date of Earliest Event Reported): September 21, 2004

                              BIRDS EYE FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)

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
                Delaware                                                                    16-0845824
----------------------------------------------     -----------------------      ------------------------------------
(State or other jurisdiction of incorporation)     (Commission File Number)     (IRS Employer Identification Number)


                 90 Linden Oaks, PO Box 20670, Rochester, New York                             14602-0670
                 --------------------------------------------------                            -----------
                      (Address of Principal Executive Offices)                                  (Zip Code)
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        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------







    o This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s 11 7/8 Percent
                       Senior Subordinated Notes Due 2008.




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Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a copy of a press release of Birds Eye Foods, Inc. issued September 21, 2004, which reports the financial results of the Company for the fiscal year ended June 26, 2004.





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                                   SIGNATURES

         The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     BIRDS EYE FOODS, INC.



Date: September 21, 2004             By: /s/ Earl L. Powers
      ------------------                 --------------------------------------
                                         Earl L. Powers,
                                         Executive Vice President and
                                         Chief Financial Officer and Secretary
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)







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                                INDEX TO EXHIBITS

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Exhibit No.                         Description
-----------                         -----------
99.1 Press release of Birds Eye Foods, Inc. issued September 21, 2004, which reports the financial results of the Company for the fiscal year ended June 26, 2004.

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